EXHIBIT 10.P

VALLEY NATIONAL BANCORP
2009 LONG-TERM STOCK INCENTIVE PLAN
(Adopted by Directors November 17, 2008)
(Adopted by Shareholders April 14, 2009)
(As Amended by Directors effective July 1, 2011)
(As Amended by Directors effective November 26, 2012)
(As Amended by Directors effective October 28, 2014)

1.    Purpose. The purpose of the Plan is to provide additional incentive to those officers and key employees of the Company and its Subsidiaries whose substantial contributions are essential to the continued growth and success of the Company’s business in order to strengthen their commitment to the Company and its Subsidiaries, to motivate such officers and employees to faithfully and diligently perform their assigned responsibilities and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish such purposes, the Plan provides that the Company may grant Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Restricted Stock Units and Stock Appreciation Rights.
2.    Definitions. For purposes of this Plan:

(a)
“Accelerated Restricted Stock” means Shares of Restricted Stock granted at any time by the Company which are (i) held by Grantees who at any time were named executive officers (as determined under Item 402 of Regulation S-K of the Exchange Act) and (ii) for which restrictions upon such Shares lapse for any reason in connection with any termination of employment. For purposes of clarity, Shares of Accelerated Restricted Stock upon which restrictions lapse pursuant to Section 8(c)(2) in connection with a Change in Control will not be deemed Accelerated Restricted Stock even if a termination of employment occurs in connection with the Change in Control.

(b)
“Accelerated Restricted Stock Units” means Restricted Stock Units granted at any time by the Company which are (i) held by Grantees who at any time were named executive officers (as determined under Item 402 of Regulation S-K of the Exchange Act) and (ii) for which restrictions upon such Restricted Stock Units lapse for any reason in connection with any termination of employment. For purposes of clarity, Accelerated Restricted Stock Units upon which restrictions lapse pursuant to Section 9(c)(2) in connection with a Change in Control will not be deemed Accelerated Restricted Stock Units even if a termination of employment occurs in connection with the Change in Control.

(c)
“Accelerated Stock Options” means any Option granted at any time by the Company which is (i) held by a Grantee who at any time was a named executive officer (as determined under Item 402 of Regulation S-K of the Exchange Act) and (ii) for which either (A) the exercisability (i.e. the vesting) of such Option is accelerated for any reason in connection with any termination of employment or (B) the exercise period of such Option is extended by the Committee under Section 6(g). For purposes of clarity, Options for which vesting accelerates pursuant to Section 6(h) in connection with a Change in Control will not be deemed Accelerated Stock Options even if a termination of employment occurs in connection with the Change in Control.

(d)	“Agreement” means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

(e)	“Award” means a grant of Restricted Stock, Restricted Stock Units or Stock Appreciation Rights, or any combination of the foregoing.

(f)	“Bank” means Valley National Bank, a Subsidiary.

(g)	“Board” means the Board of Directors of the Company.

(h)
“Cause” means the willful failure by an Optionee or Grantee to perform his duties with the Company or with any Subsidiary or the willful engaging in conduct which is injurious to the Company or any Subsidiary, monetarily or otherwise.

(i)
“Change in Capitalization” means any increase, reduction, change or exchange of Shares for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

(j)
“Change in Control” means any of the following events: (i) when the Company or a Subsidiary acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than an affiliate of the Company or a Subsidiary or an employee benefit plan established or maintained by the Company, a Subsidiary or any of their respective affiliates, is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of the Company representing more than twenty-five percent (25%) of the combined voting power of the Company’s then outstanding securities (a “Control Person”), (ii) upon the first purchase of the Company’s common stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company, a Subsidiary or an employee benefit plan established or maintained by the Company, a Subsidiary or any of their respective affiliates), (iii) the consummation of (A) a transaction, other than a Non‑Control Transaction, pursuant to which the Company is merged with or into, or is consolidated with, or becomes the subsidiary of another corporation, (B) a sale or disposition of all or substantially all of the Company’s assets or (C) a plan of liquidation or dissolution of the Company, (iv) if during any period of two (2) consecutive years, individuals (the “Continuing Directors”) who at the beginning of such period constitute the Board cease for any reason to constitute at least 60% thereof or, following a Non‑Control Transaction, 60% of the board of directors of the Surviving Corporation; provided that any individual whose election or nomination for election as a

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member of the Board (or, following a Non‑Control Transaction, the board of directors of the Surviving Corporation) was approved by a vote of at least two‑thirds of the Continuing Directors then in office shall be considered a Continuing Director, or (v) upon a sale of (A) common stock of the Bank if after such sale any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) other than the Company, an employee benefit plan established or maintained by the Company or a Subsidiary, or an affiliate of the Company or a Subsidiary, owns a majority of the Bank’s common stock or (B) all or substantially all of the Bank’s assets (other than in the ordinary course of business). No person shall be considered a Control Person for purposes of clause (i) above if (A) such person is or becomes the beneficial owner, directly or indirectly, of more than ten percent (10%) but less than twenty-five percent (25%) of the combined voting power of the Company’s then outstanding securities if the acquisition of all voting securities in excess of ten percent (10%) was approved in advance by a majority of the Continuing Directors then in office or (B) such person acquires in excess of ten percent (10%) of the combined voting power of the Company’s then outstanding voting securities in violation of law and by order of a court of competent jurisdiction, settlement or otherwise, disposes or is required to dispose of all securities acquired in violation of law. For purposes of this paragraph: (I) the Company will be deemed to have become a subsidiary of another corporation if any other corporation (which term shall include, in addition to a corporation, a limited liability company, partnership, trust, or other organization) owns, directly or indirectly, 50 percent or more of the total combined outstanding voting power of all classes of stock of the Company or any successor to the Company; (II) “Non‑Control Transaction” means a transaction in which the Company is merged with or into, or is consolidated with, or becomes the subsidiary of another corporation pursuant to a definitive agreement providing that at least 60% of the directors of the Surviving Corporation immediately after the transaction are persons who were directors of the Company on the day before the first public announcement relating to the transaction; (III) the “Surviving Corporation” in a transaction in which the Company becomes the subsidiary of another corporation is the ultimate parent entity of the Company or the Company’s successor; and (IV) the “Surviving Corporation” in any other transaction pursuant to which the Company is merged with or into another corporation is the surviving or resulting corporation in the merger or consolidation.

(k)	“Code” means the Internal Revenue Code of 1986, as amended.

(l)
“Committee” means a committee consisting solely of two (2) or more directors who are Non-Employee Directors (as defined in Rule 16b-3 of the Exchange Act as it may be amended from time to time) of the Company and outside directors as defined pursuant to Section 162(m) of the Code (as it may be amended from time to time) appointed by the Board to administer the Plan and to perform the functions set forth herein. Directors appointed by the Board to the Committee shall have the authority to act notwithstanding the failure to be so qualified.

(m)	“Company” means Valley National Bancorp, a New Jersey corporation.

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(n)
“Eligible Employee” means any officer or other key employee of the Company or a Subsidiary designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

(o)	“Escrow Agent” means the escrow agent under the Escrow Agreement, designated by the Committee.

(p)
“Escrow Agreement” means an agreement between the Company, the Escrow Agent and a Grantee, in the form specified by the Committee, under which shares of Restricted Stock awarded pursuant hereto shall be held by the Escrow Agent until either (a) the restrictions relating to such shares expire and the shares are delivered to the Grantee or (b) the Company reacquires the shares pursuant hereto and the shares are delivered to the Company.

(q)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r)
“Fair Market Value” means the fair market value of the Shares as determined by the Committee in its sole discretion; provided, however, that (A) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or other comparable quotation system and have been designated as a National Market System (“NMS”) security, Fair Market Value on any date shall be the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported, (B) if the Shares are admitted to quotation on NASDAQ and have not been designated a NMS security, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date, or (C) if the Shares are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Shares on such exchange on such date or on the last date preceding such date on which a sale was reported.

(s)	“Grantee” means a person to whom an Award has been granted under the Plan.

(t)	“Incentive Stock Option” means an Option within the meaning of Section 422 of the Code.

(u)	“Nonqualified Stock Option” means an Option which is not an Incentive Stock Option.

(v)	“Option” means an Incentive Stock Option, a Nonqualified Stock Option, or either or both of them.

(w)	“Optionee” means a person to whom an Option has been granted under the Plan.

(x)
“Parent” means any corporation in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock of one of the other corporations in such chain.

(y)	“Plan” means the Valley National Bancorp 2009 Long-Term Stock Incentive Plan as set forth in this instrument and as it may be amended from time to time.

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(z)	“Restricted Stock” means Shares issued or transferred to an Eligible Employee which are subject to restrictions as provided in Section 8 hereof.

(aa)
“Restricted Stock Unit” means a right to receive one Share upon the satisfaction of terms and conditions as provided in Section 9 hereof, including without limitation the satisfaction of specified performance or other criteria. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided by the Committee.

(ab)
“Retirement” means the retirement from active employment with the Company of an employee or officer, but only if such person meets all of the requirements contained in clause (i) or contained in clause (ii) below:

(i)
he has a minimum combined total of years of service and age equal to eighty (80); he is age fifty-five (55) or older; and he provides six (6) months prior written notice to the Company of the retirement; or

(ii)	he has a minimum of five (5) years of service; he is age sixty-five (65) or older and he provides six (6) months prior written notice to the Company of the retirement.
“Years of Service” shall be defined as follows: (i) for participants in the Valley National Bank Benefit Equalization Plan (the “BEP”), the same way the term “Years of Credited Service” is defined under the BEP and (ii) for all other employees or officers, the same way “years of Credited Service” is defined under the Valley National Bank Pension Plan, provided that for the purpose of the Valley National Bank Pension Plan years of service will mean only employment by the Company, and will not include employment by any company or entity acquired by the Company for the period prior to its acquisition by the Company. An employee or officer who retires but fails to meet such requirements shall not be deemed to be within the definition of “Retirement” for any purpose under this Plan or any Award or Option granted thereunder; provided, however, after a Change in Control transaction, no prior notice of a Retirement shall be required for purposes of this Plan only and any Optionee (as defined in the Plan) who meets all of the other conditions contained in clause (i) or in clause (ii), but is terminated without Cause, shall be deemed to meet all the conditions for Retirement for purposes of the Plan only and shall be deemed to have terminated employment due to Retirement for purposes of this Plan only.

(ac)	“Shares” means the common stock, no par value, of the Company (including any new, additional or different stock or securities resulting from a Change in Capitalization).

(ad)	“Stock Appreciation Right” means a right to receive all or some portion of the increase in the value of shares of Common Stock as provided in Section 7 hereof.

(ae)
“Subsidiary” means any corporation in an unbroken chain of corporations, beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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(af)	“Successor Corporation” means a corporation, or a parent or subsidiary thereof, which issues or assumes a stock option in a transaction to which Section 425(a) of the Code applies.

(ag)
“Ten-Percent Shareholder” means an eligible Employee, who, at the time an Incentive Stock Option is to be granted to him, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary within the meaning of Section 422(b)(6) of the Code.

3.    Administration.

(a)
The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum and a majority of a quorum may authorize any action. Each member of the Committee shall be a Non-Employee Director (as defined in Rule 16b-3 of the Exchange Act as it may be amended from time to time) and an outside director as defined pursuant to Section 162(m) of the Code as it may be amended from time to time. No failure to be so qualified shall invalidate any Option or Award or any action or inaction under the Plan. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, the Options or the Awards, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation.

Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

(1)
to determine those Eligible Employees to whom Options shall be granted under the Plan and the number of Incentive Stock Options and/or Nonqualified Options to be granted to each eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Option, including the purchase price per share of each Option;

(2)
to select those Eligible Employees to whom Awards shall be granted under the Plan and to determine the number of shares of Restricted Stock, Restricted Stock Units and/or Stock Appreciation Rights to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or performance criteria relating to such shares, units or rights, the purchase price per share, if any, of Restricted Stock or Restricted Stock Units and whether Stock Appreciation Rights will be granted alone or in conjunction with an Option;

(3)
to construe and interpret the Plan and the Options and Awards granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully

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effective, and all decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Company or a Subsidiary, the Optionees and the Grantees, as the case may be;

(4)	to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee without constituting a termination of employment or service for purposes of the Plan; and

(5)	generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.
4.    Stock Subject to Plan.

(a)
The maximum number of Shares that may be issued or transferred pursuant to all Options and Awards under this Plan is 7,414,589 of which not more than 1,215,506 Shares may be issued or transferred pursuant to Options and/or Awards to any one Eligible Employee. Subject to the foregoing aggregate limitations, the maximum number of Shares (i) that may be issued or transferred pursuant to Options or Awards for Incentive Stock Options, Non-Qualified Stock Options and Stock Appreciation Rights shall be 7,414,589 and (ii) that may be issued or transferred pursuant to Awards of Restricted Stock and Restricted Stock Units shall be 7,414,589. In each case, upon a Change in Capitalization after the adoption of this Plan by the Board, the Shares shall be adjusted to the number and kind of Shares of stock or other securities existing after such Change in Capitalization.

(b)
Whenever any outstanding Option or portion thereof expires, is cancelled or is otherwise terminated (other than by exercise of the Option or any related Stock Appreciation Right), the shares of Common Stock allocable to the unexercised portion of such Option may again be the subject of Options and Awards hereunder.

(c)
Whenever any Shares subject to an Award or Option are resold to the Company, or are forfeited for any reason pursuant to the terms of the Plan, such Shares may again be the subject of Options and Awards hereunder.

5.    Eligibility. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Employees who will receive Options and/or Awards but no person shall receive any Options or Awards unless he is an employee of the Company or a Subsidiary at the time the Option or Award is granted.
6.    Stock Options. The Committee may grant Options in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. Each Option and Option Agreement shall be subject to the following conditions:

(a)
Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be set forth in the Agreement, provided that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share at the time the Option is granted (110% in the case of

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an Incentive Stock Option granted to a Ten-Percent Shareholder) and under each Nonqualified Stock Option shall not be less than 100% of the Fair Market Value of a Share at the time the Option is granted.

(b)
Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that (i) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder) and (ii) no Nonqualified Stock Option shall be exercisable after the expiration of ten (10) years and one (1) day from the date it is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence. Any such extension shall only be made in accordance with Section 409A of the Code.

(c)
Non-Transferability. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his guardian or legal representative. The terms of such Option shall be binding upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

(d)
Stock Options; Vesting. Subject to Section 6(h) hereof, each Option shall be exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Option Agreement. Unless otherwise provided in the Agreement, to the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. Upon the death or Retirement of an Optionee, all Options shall become immediately exercisable. Notwithstanding the foregoing, the Committee may accelerate the exercisability of any Option or portion thereof at any time.

(e)
Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail (including electronic mail) to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor, as well as for any required tax withholding, and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price and required tax withholding for any shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise (i) in cash, (ii) by check, (iii) at the discretion of the Committee, by transferring Shares having a Fair Market Value on the day preceding the date of exercise of such option equal to the aggregate purchase price for the Shares being purchased to the Company and satisfying such other terms and conditions as may be imposed by the Committee; provided that such Shares have been held by the Optionee for no less than six months (or such other period as established from time to time by the Committee or generally accepted accounting principles), (iv) at the discretion of the Committee, subject to such other terms and conditions as may be imposed by the Committee, by having Shares that would otherwise have been delivered to the Participant upon exercise of an Option withheld by the Company or (v) such other method as approved by the

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Committee at the discretion of the Committee. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option and the Agreement evidencing any related Stock Appreciation Right to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. Not less than 100 Shares may be purchased at any time upon the exercise of an Option unless the number of Shares so purchased constitutes the total number of Shares then purchasable under the Option.

(f)
Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee’s name shall have been entered as a shareholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

(g)
Termination of Employment. In the event that an Optionee ceases to be employed by the Company or any Subsidiary, any outstanding Options held by such Optionee shall, unless the Option Agreement evidencing such Option provides otherwise, terminate as follows:

(1)
If the Optionee’s termination of employment is due to his death the Option shall be exercisable for a period of one (1) year following such termination of employment, and shall thereafter terminate; provided, however, that the Company shall have given written notice to the Optionee’s designated beneficiary for the Plan as permitted under Section 18(c) or, if there is no designated beneficiary for the Plan, then to the Optionee’s designated beneficiaries under the Company’s group term life insurance plan, within the six (6) months following the Optionee’s termination of employment. If the Company’s notice is given more than six (6) months after the date of the Optionee’s termination of employment, the Option shall be exercisable for six (6) months from the date of such notice, and shall thereafter terminate; provided, however, that in no event shall the Option be exercisable beyond two (2) years following the Optionee’s termination of employment. If no notice is given by the Company, the Option shall be exercisable for a period of two (2) years following such termination of employment, and shall thereafter terminate. The written notice to be given under this paragraph may be given by regular mail and shall identify the option including the number of Shares subject to the option, the current exercise price and remaining exercise period and such other appropriate information as the Company may determine, provided that any defect in the notice shall not affect the validity of the notice;

(2)
If the Optionee’s termination of employment is by the Company or a Subsidiary for Cause or is by the Optionee (other than due to the Optionee’s Retirement), the Option shall terminate on the date of the Optionee’s termination of employment;

(3)
If the termination of employment is due to the Optionee’s Retirement, the Option shall be exercisable for the remaining term of the Option and thereafter shall be unaffected by the death of the Optionee. (An Optionee who exercises his or her

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Options more than 90 days after the termination of employment due to Retirement shall acknowledge that the Options so exercised will not be Incentive Stock Options.); and

(4)
If the Optionee’s termination of employment is for any other reason (including an Optionee’s ceasing to be employed by a Subsidiary as a result of the sale of such Subsidiary or an interest in such Subsidiary), the Option (to the extent exercisable at the time of the Optionee’s termination of employment) shall be exercisable for a period of ninety (90) days following such termination of employment, and shall thereafter terminate.

Notwithstanding the foregoing, the Committee may provide, either at the time an Option is granted or thereafter, that the Option may be exercised after the periods provided for in this Section 6(g), but in no event beyond the term of the Option. To the extent that the exercise period is extended by the Committee after the Option is granted, such extension may only be made in accordance with Section 409A of the Code.
With respect to any Accelerated Stock Options, the following restrictions will apply:
(i) in the case of a termination of employment for any reason other than death, disability (as determined in the judgment of the Committee) or Retirement, a minimum of 50% of any Shares obtained upon the exercise of an Accelerated Stock Option must be retained by the Grantee until the date 24 months after the date of such termination;
(ii) in the case of a termination of employment by reason of Retirement, a minimum of 50% of any Shares obtained upon the exercise of an Accelerated Stock Option must be retained by the Grantee until the date 18 months after the date of Retirement;
(iii) in the case of a termination of employment due to death or disability (as determined in the judgment of the Committee), there will be no retention requirement under this paragraph.
To effectuate the foregoing, the certificate issued by the Company for all Shares obtained upon the exercise of an Accelerated Stock Option will bear an appropriate legend restricting transfers for the applicable period on all such Shares up to the maximum number of Shares subject to the retention requirements above.

(h)	Effect of Change in Control. In the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable.

(i)
Substitution and Modification. Subject to the terms of the Plan, the Committee may modify outstanding Options or accept the surrender of outstanding Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, no modification of an Option shall alter or impair any rights or obligations under the Option without the Optionee’s consent, except as provided for in this Plan or the Agreement. In addition, notwithstanding the foregoing, no amendment or modification of an Option shall

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cause an Option issued under the Plan to be repriced or to lower the exercise price of a previously granted Option.
7.    Stock Appreciation Rights. The Committee may, in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in relation to an Option, a Stock Appreciation Right shall cover the same shares covered by the Option (or such lesser number of shares as the Committee may determine) and shall, except as provided in this Section 7, be subject to the same terms and conditions as the related Option.

(a)	Time of Grant. A Stock Appreciation Right may be granted:

(i)	at any time if unrelated to an Option; or

(ii)	if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

(b)	Stock Appreciation Rights Related to an Option.

(i)
Payment. A Stock Appreciation Right granted in relation to an Option shall entitle the holder thereof, upon exercise of the Stock Appreciation Right or any portion thereof, to receive payment of an amount computed pursuant to Section 7(b)(iii).

(ii)
Exercise. Subject to Section 7(f), a Stock Appreciation Right granted in relation to an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in relation to an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option.

(iii)
Amount Payable. Except as otherwise provided in Section 7(g), upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

(iv)
Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Except as provided in Section 7(b)(v), (A) upon the exercise of a Stock Appreciation Right granted in relation to an Option, the Option shall be cancelled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised and (B) upon the exercise of an Option granted in relation to a Stock Appreciation Right, the

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Stock Appreciation Right shall be cancelled to the extent of the number of Shares as to which the Option is exercised.

(v)
Simultaneous Exercise of Stock Appreciation Right and Option. The Committee may provide, either at the time a Stock Appreciation Right is granted in relation to a Nonqualified Stock Option or thereafter during the term of the Stock Appreciation Right, that, subject to Section 7(f), upon exercise of such Option, the Stock Appreciation Right shall automatically be deemed to be exercised to the extent of the number of Shares as to which the Option is exercised. In such event, the Grantee shall be entitled to receive the amount described in Section 7(b)(iii) hereof (or some percentage of such amount if so provided in the Agreement evidencing the Stock Appreciation Right), in addition to the Shares acquired pursuant to the exercise of the Option. If a Stock Appreciation Right Agreement contains an automatic exercise provision described in this Section 7(b)(v) and the Option or any portion thereof to which it relates is exercised within six (6) months from the date the Stock Appreciation Right is granted, such automatic exercise provision shall not be effective with respect to that exercise of the Option. The inclusion in an Agreement evidencing a Stock Appreciation Right of a provision described in this Section 7(b)(v) may be in addition to and not in lieu of the right to exercise the Stock Appreciation Right as otherwise provided herein and in the Agreement.

(c)
Stock Appreciation Rights Unrelated to an Option. The Committee may grant to Eligible Employees Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability, vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon the death or Retirement of a Grantee, all Stock Appreciation Rights shall become immediately exercisable. Upon the death of a Grantee, the Stock Appreciation Rights held by that Grantee shall be exercisable for a period of one (1) year following such termination of employment, and shall thereafter terminate. Upon the Retirement of a Grantee, the Stock Appreciation Rights held by that Grantee shall be exercisable for a period of ninety (90) days following such termination of employment, and shall thereafter terminate. The amount payable upon exercise of such Stock Appreciation Rights shall be determined in accordance with Section 7(b)(iii), except that “Fair Market Value of a Share on the date of the grant of the Stock Appreciation Right” shall be substituted for “purchase price under the related Option.”

(d)
Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreements to the Grantee.

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(e)
Form of Payment. Payment of the amount determined under Sections 7(b)(iii) or 7(c), may be made solely in whole shares of Common Stock in a number determined at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, solely in cash, or in a combination of cash and Shares as the Committee deems advisable. In the event that a Stock Appreciation Right is exercised within the sixty-day period following a Change in Control, any amount payable shall be solely in cash. If the Committee decides to make full payment in Shares, and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

(f)
Restrictions. No Stock Appreciation Right may be exercised before the date six (6) months after the date it is granted, except in the event that the death of the Grantee occurs before the expiration of the six-month period.

(g)	Effect of Change in Control. In the event of a Change in Control, subject to Section 7(f), all Stock Appreciation Rights shall become immediately and fully exercisable.
8.    Restricted Stock. The Committee may grant Awards of Restricted Stock which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may require and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the following terms and provisions:

(a)	Rights of Grantee.

(1)
Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted and the purchase price, if any, is paid by the Grantee, provided that the Grantee has executed an Agreement evidencing the Award, an Escrow Agreement, appropriate blank stock powers and any other documents which the Committee, in its absolute discretion, may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, an Escrow Agreement or appropriate blank stock powers or shall fail to pay the purchase price, if any, for the Restricted Stock, the Award shall be null and void. Shares issued in connection with a Restricted Stock Award, together with the stock powers, shall be deposited with the Escrow Agent. Except as restricted by the terms of the Agreement, upon the delivery of the Shares to the Escrow Agent, the Grantee shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the shares and to receive, subject to Section 8(d), all dividends or other distributions paid or made with respect to the Shares.

(2)
If a Grantee receives rights or warrants with respect to any Shares which were awarded to him as Restricted Stock, such rights or warrants or any Shares or other securities he acquires by the exercise of such rights or warrants may be held, exercised, sold or otherwise disposed of by the Grantee free and clear of the restrictions and obligations provided by this Plan.

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(b)
Non-Transferability. Until any restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 8(c), such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. Upon the termination of employment of the Grantee, all of such Shares with respect to which restrictions have not lapsed shall be resold by the Grantee to the Company at the same price paid by the Grantee for such Shares or shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company if no purchase price had been paid for such Shares. The Committee may also impose such other restrictions and conditions on the Shares as it deems appropriate.

(c)	Lapse of Restrictions.

(1)
Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms, conditions and satisfaction of performance criteria as the Committee may determine; provided, however, that the restrictions upon such Shares shall lapse only if the Grantee on the date of such lapse is then and has continuously been an employee of the Company or a Subsidiary from the date the Award was granted, or unless the Committee sets a later date for the lapse of such restrictions.

(2)
In the event of a Change in Control, all restrictions upon any Shares of Restricted Stock shall lapse immediately and all such Shares shall become fully vested in the Grantee thereof. The Committee shall have the authority to make Awards of Restricted Stock under Agreements which provide that restrictions do not immediately lapse upon a Change in Control. The Committee may do so by any means including by providing in an Agreement that such restrictions shall lapse upon the termination by the Company of the employment of the Grantee following a Change in Control.

(3)
In the event of termination of employment as a result of death or Retirement of a Grantee, all restrictions upon Shares of Restricted Stock awarded to such Grantee shall thereupon immediately lapse. The Committee shall have the authority to make Awards of Restricted Stock under Agreements which provide that restrictions do not immediately lapse upon the death or Retirement of the Grantee. The Committee may do so by any means including by providing in an Agreement that Shares of Restricted Stock not yet vested shall be forfeited to the Company automatically and immediately upon the Grantee’s ceasing to be employed by the Company for any reason whatsoever.

(4)
The Committee may also decide at any time in its absolute discretion and on such terms and conditions as it deems appropriate, to remove or modify the restrictions upon Shares of Restricted Stock awarded hereunder, unless the Committee sets a later date for the lapse of such restrictions.

(5)	With respect to any Shares of Accelerated Restricted Stock, the following restrictions will apply:

14

(i) in the case of a termination of employment for any reason other than death, disability (as determined in the judgment of the Committee) or Retirement, a minimum of 50% of any Shares of Accelerated Restricted Stock must be retained by the Grantee for a period of 24 months;
(ii) in the case of a termination of employment by reason of Retirement, a minimum of 50% of any Shares of Accelerated Restricted Stock must be retained by the Grantee for a period of 18 months;
(iii) in the case of a termination of employment due to death or disability (as determined in the judgment of the Committee), there will be no retention requirement under this paragraph 8(c)(5).
To effectuate the foregoing, the new certificate issued by the Escrow Agent pursuant to Section 8(e) for Shares of Accelerated Restricted Stock subject to the retention requirements above will bear an appropriate legend restricting transfers for the applicable period and will continue to be held by the Escrow Agent in accordance with Section 8(e).

(6)
Notwithstanding anything to the contrary in the Plan, the Committee shall have the authority to make Awards of Restricted Stock to a Grantee in Agreements under which restrictions on all or a portion of such Shares shall not immediately lapse and become fully vested upon a Change in Control of the Company or the death or Retirement of the Grantee.

(d)
Treatment of Cash Dividends. At the time of an Award of Shares of Restricted Stock, the Committee may, in its discretion, determine that the payment to the Grantee of cash dividends, or a specified portion thereof, declared or paid on Shares of Restricted Stock by the Company shall be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed upon such Shares, in which case such cash dividends shall be paid over to the Grantee, or (ii) the forfeiture of such Shares under Section 8(b) hereof, in which case such cash dividends shall be forfeited to the Company, and such cash dividends shall be held by the Company for the account of the Grantee until such time. In the event of such deferral, interest shall be credited on the amount of such cash dividends held by the Company for the account of the Grantee from time to time at such rate per annum as the Committee, in its discretion, may determine. Payment of deferred cash dividends, together with interest accrued thereon as aforesaid, shall be made upon the earlier to occur of the events specified in (i) and (ii) of the immediately preceding sentence, in the manner specified therein.

(e)
Delivery of Shares. When the restrictions imposed hereunder and in the Plan expire or have been cancelled with respect to one or more shares of Restricted Stock, the Company shall notify the Grantee and the Escrow Agent of same. The Escrow Agent shall then return the certificate covering the Shares of Restricted Stock to the Company and upon receipt of such certificate the Company shall deliver to the Grantee (or such Grantee’s legal representative, beneficiary or heir) a certificate for a number of shares of Common Stock, without any legend or restrictions (except those required by any federal or state securities laws),

15

equivalent to the number of Shares of Restricted Stock for which restrictions have been cancelled or have expired (or alternatively, an applicable book entry shall be made for uncertificated Shares). If applicable, a new certificate covering Shares of Restricted Stock previously awarded to the Grantee which remain restricted shall be issued to the Grantee and held by the Escrow Agent and the Agreement, as it relates to such shares, shall remain in effect. Notwithstanding the foregoing, if requested by the Grantee, the Committee, in its discretion, has the right to cancel Shares of Restricted Stock to be delivered to the Grantee having a Fair Market Value, on the day preceding the date of vesting of the Restricted Stock, equal to the aggregate required tax withholding in connection with such vesting, and to apply the value of such Shares of Restricted Stock as payment for the Grantee’s aggregate required tax withholding for the vesting of any Shares of Restricted Stock.

9.
Restricted Stock Units. The Committee may grant Awards of Restricted Stock Units which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may require. Awards of Restricted Stock Units shall be subject to the following terms and provisions:

(a)
Rights of Grantee. Restricted Stock Units granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted and the purchase price, if any, is paid by the Grantee, provided that the Grantee has executed an Agreement evidencing the Award and any other documents which the Committee, in its absolute discretion, may require as a condition to the issuance of such Restricted Stock Units. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Unit Award or shall fail to pay the purchase price, if any, for the Restricted Stock Units, the Award shall be null and void. The Grantee shall not have any of the rights of a shareholder with respect to Restricted Stock Units, subject to Section 9(d).

(b)
Non-Transferability. Until any restrictions upon the Restricted Stock Units awarded to a Grantee shall have lapsed in the manner set forth in Section 9(c), such Restricted Stock Units shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated. Upon the termination of employment of the Grantee, all of such Restricted Stock Units with respect to which restrictions have not lapsed shall be forfeited at no cost to the Company if no purchase price had been paid for such Restricted Stock Units. The Committee may also impose such other restrictions and conditions on the Restricted Stock Units as it deems appropriate.

(c)	Lapse of Restrictions.

(1)
Restrictions upon Restricted Stock Units awarded hereunder shall lapse at such time or times and on such terms, conditions and satisfaction of performance criteria as the Committee may determine; provided, however, that the restrictions upon such Restricted Stock Units shall lapse only if the Grantee on the date of such lapse is then and has continuously been an employee of the Company or a Subsidiary from the date the Award was granted, or unless the Committee sets a later date for the lapse of such restrictions.

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(2)
In the event of a Change in Control, all restrictions upon any Restricted Stock Units shall lapse immediately and all such Restricted Stock Units shall become fully vested in the Grantee thereof. The Committee shall have the authority to make Awards of Restricted Stock Units under Agreements which provide that restrictions do not immediately lapse upon a Change in Control. The Committee may do so by any means including by providing in an Agreement that such restrictions shall lapse upon the termination by the Company of the employment of the Grantee following a Change in Control.

(3)
In the event of termination of employment as a result of death or Retirement of a Grantee, all restrictions upon Restricted Stock Units awarded to such Grantee shall thereupon immediately lapse. The Committee shall have the authority to make Awards of Restricted Stock Units under Agreements which provide that restrictions do not immediately lapse upon the death or Retirement of the Grantee. The Committee may do so by any means including by providing in an Agreement that Restricted Stock Units not yet vested shall be forfeited to the Company automatically and immediately upon the Grantee’s ceasing to be employed by the Company for any reason whatsoever.

(4)
The Committee may also decide at any time in its absolute discretion and on such terms and conditions as it deems appropriate, to remove or modify the restrictions upon Restricted Stock Units awarded hereunder, unless the Committee sets a later date for the lapse of such restrictions.

(5)	With respect to any Accelerated Restricted Stock Units, the following restrictions will apply:
(i) in the case of a termination of employment for any reason other than death, disability (as determined in the judgment of the Committee) or Retirement, a minimum of 50% of any Shares issued upon vesting of Accelerated Restricted Stock Units must be retained by the Grantee for a period of 24 months;
(ii) in the case of a termination of employment by reason of Retirement, a minimum of 50% of any Shares issued upon vesting of Accelerated Restricted Stock Units must be retained by the Grantee for a period of 18 months;
(iii) in the case of a termination of employment due to death or disability (as determined in the judgment of the Committee), there will be no retention requirement under this paragraph 9(c)(5).
To effectuate the foregoing, any certificate representing Shares issued upon vesting of Accelerated Restricted Stock Units subject to the retention requirements above will bear an appropriate legend restricting transfers for the applicable period.

(6)	Notwithstanding anything to the contrary in the Plan, the Committee shall have the authority to make Awards of Restricted Stock Units to a Grantee in Agreements

17

under which restrictions on all or a portion of such Restricted Stock Units shall not immediately lapse and become fully vested upon a Change in Control of the Company or the death or Retirement of the Grantee.

(d)
Treatment of Cash Dividends. At the time of an Award of Restricted Stock Units, the Committee may, in its discretion, determine to provide the Grantee with the right to receive cash Dividend Equivalents with respect to the Restricted Stock Units subject to the Award, or a specified portion thereof. A “Dividend Equivalent” is an amount equal to the cash dividend payable per Share, if any, multiplied by the number of Shares then underlying the Award with respect to any cash dividends declared or paid by the Company while the Award is outstanding. Any such Dividend Equivalents shall be credited to the Grantee at the time the Company pays any cash dividend on its Shares. Until such time as the Dividend Equivalents vest or are forfeited, interest shall be credited on the amount of such Dividend Equivalents held by the Company for the account of the Grantee from time to time at such rate per annum as the Committee, in its discretion, may determine. Any Dividend Equivalents credited to the Grantee shall vest at the same time as the underlying Restricted Stock Units, and payment of credited Dividend Equivalents, together with interest accrued thereon, shall be made at the time when the underlying Restricted Stock Units convert to Shares. In the event any Restricted Stock Units are forfeited under Section 9(c) hereof, any Dividend Equivalents credited to Grantee with respect to such forfeited Restricted Stock Units and any interest accrued thereon shall be forfeited to the Company, and the Grantee shall have no rights and the Company shall have no liability as to such Dividend Equivalents or interest.

(e)
Delivery of Shares. When the restrictions imposed hereunder and in the Plan expire or have been cancelled with respect to one or more of the Restricted Stock Units granted under the Plan, the Company shall notify the Grantee of same. The Company shall then deliver to the Grantee (or such Grantee’s legal representative, beneficiary or heir) a certificate for a number of Shares, without any legend or restrictions (except those required by any federal or state securities laws), equivalent to the number of Restricted Stock Units for which restrictions have been cancelled or have expired (or alternatively, an applicable book entry shall be made for uncertificated Shares). Notwithstanding the foregoing, if requested by the Grantee, the Committee, in its discretion, has the right to cancel Shares to be delivered to the Grantee having a Fair Market Value, on the day preceding the date of vesting of the Restricted Stock Units, equal to the aggregate required tax withholding in connection with such vesting, and to apply the value of such Shares as payment for the Grantee’s aggregate required tax withholding for the vesting of any Restricted Stock Units.

(f)
Compliance with Section 409A of the Code. Restricted Stock Units are intended to comply with Section 409A of the Code and provisions of the Plan and Awards shall be interpreted in a manner intended to be consistent with Section 409A.

10.    Loans.

(a)	The Company shall not make or arrange any personal loans to a Grantee or Optionee who is an executive officer of the Company in connection with the purchase of Shares pursuant

18

to an Award or in connection with the exercise of an Option. Such prohibition shall not prevent the Company or a Subsidiary from making or arranging such loans to an Optionee or Grantee who is not an executive officer of the Company (if approved by the Committee), in connection with the purchase of Shares pursuant to an Award or in connection with the exercise of an Option, subject to the following terms and conditions and such other terms and conditions, including the rate of interest, if any, as the Committee shall impose from time to time, not inconsistent with the Plan.

(b)
No loan made in connection with the purchase of Shares pursuant to an Award or in connection with the exercise of an Option under the Plan shall exceed the sum of (i) the aggregate purchase price payable pursuant to the Option or Award with respect to which the loan is made, plus (ii) the amount of the reasonably estimated income taxes payable by the Optionee or Grantee with respect to the Option or Award. In no event may any such loan exceed the Fair Market Value, at the date of exercise, of any such Shares.

(c)
No loan in connection with the purchase of Shares pursuant to an Award or in connection with the exercise of an Option made under the Plan shall have an initial term exceeding ten (10) years; provided, that loans under the Plan shall be renewable at the discretion of the Committee; and provided, further, that the indebtedness under each loan shall become due and payable, as the case may be, on a date no later than (i) one (1) year after termination of the Optionee’s or Grantee’s employment due to death or retirement, or (ii) the date of termination of the Optionee’s or Grantee’s employment for any reason other than death or retirement.

(d)
Loans in connection with the purchase of Shares pursuant to an Award or in connection with the exercise of an Option under the Plan may be satisfied by an Optionee or Grantee, as determined by the Committee, in cash or, with the consent of the Committee, in whole or in part by the transfer to the Company of Shares whose Fair Market Value on the date of such payment is equal to the cash amount for which such Shares are transferred.

(e)
A loan in connection with the purchase of Shares pursuant to an Award or in connection with the exercise of an Option under the Plan shall be secured by a pledge of Shares with a Fair Market Value on the date of pledge of not less than the principal amount of the loan. After partial repayment of a loan, pledged shares that are no longer required as security may be released to the Optionee or Grantee.

(f)
Every loan in connection with the purchase of Shares pursuant to an Award or in connection with the exercise of an Option under the Plan shall meet all applicable laws, regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

11.    Adjustment Upon Changes in Capitalization.

(a)
In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the maximum number and class of shares of stock with respect to which Options or Awards may be granted under the Plan, the number and class

19

of shares as to which Options or Awards have been granted under the Plan, and the purchase price therefor, if applicable.

(b)
Any such adjustment in the Shares or other securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

(c)
If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to new, additional or different shares of stock or securities (other than rights or warrants to purchase securities), such new additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares or units pursuant to the Award prior to such Change in Capitalization.

12.    Effect of Certain Transactions. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) the sale or disposition of all or substantially all of the Company’s assets, provision shall be made in connection with such transaction for the assumption of the Plan and the Options or Awards theretofore granted under the Plan, or the substitution for such Options or Awards of new options or awards of the Successor Corporation, with appropriate adjustment as to the number and kind of shares and the purchase price for shares thereunder. Notwithstanding the foregoing, any other provision in this Plan or in an Option or Award Agreement, in the event of a transaction listed above or a Change in Control, the Committee, with the approval of the Board, shall have the right and authority to cancel and terminate all outstanding Options and Awards by paying each holder of an Option or Award in cash the difference between the exercise price, if any, and the Fair Market Value of the Shares underlying the Option or Award on the date of the consummation of the transaction or Change in Control. If the Committee elects to exercise its authority hereunder it shall provide each holder of an Option with the right to exercise the option (regardless of any vesting period) immediately prior to the transaction or Change in Control and shall provide each holder of an Award the right to fully vest that Award immediately prior to the transaction or Change in Control. A decision to exercise its right and authority, the manner of exercising its right and authority and interpretations by the Committee under the foregoing provision shall be final and binding on the holders of all Options and Awards.
13.    Release of Financial Information. A copy of the Company’s annual report to shareholders shall be delivered to each Optionee and Grantee at the time such report is distributed to the Company’s shareholders. Upon request the Company shall furnish to each Optionee and Grantee a copy of its most recent annual report and each quarterly report and current report filed under the Exchange Act, since the end of the Company’s prior fiscal year.
14.    Termination and Amendment of the Plan. The Plan shall terminate on the day preceding the tenth anniversary of its effective date and no Option or Award may be granted thereafter. The Board may sooner terminate or amend the Plan at any time, and from time to time; provided, however, that, except as provided in Sections 11 and 12 hereof, no amendment shall be effective unless approved by the shareholders of the Company in accordance with applicable law and regulations

20

at an annual or special meeting held within twelve months before or after the date of adoption of such amendment, where such amendment will:

(a)	increase the number of Shares as to which Options or Awards may be granted under the Plan;

(b)	change the class of persons eligible to participate in the Plan; or

(c)	cause Options issued under the Plan to be repriced or to lower the exercise price of a previously granted Option.
Except as provided in Sections 11 and 12 hereof, rights and obligations under any Option or Award granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Optionee or Grantee, as the case may be.
15.    Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
16.    Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

(a)	give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

(b)	give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

(c)	limit in any way the right of the Company to terminate the employment of any person at any time; or

(d)
be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person in any particular position at any particular rate of compensation or for any particular period of time.

17.    Regulations and Other Approvals; Governing Law.

(a)
This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of New Jersey without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

(b)
The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

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(c)
The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and, with respect to the grant of Options and certain Awards, Section 162(m) of the Code (each as amended from time to time) and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith to the extent necessary. Any provisions inconsistent with such Rule or Section shall be inoperative but shall not affect the validity of the Plan or any grants thereunder.

(d)
Except as otherwise provided in Section 14, the Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain for Eligible Employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

(e)
Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions unacceptable to the Committee.

(f)
In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares (including upon exercise of an Option), to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution.

18.    Miscellaneous.

(a)
Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Employee during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Employee. The grant of multiple Options and/or Awards may be evidenced by a single Agreement or multiple Agreements, as determined by the Committee.

(b)
Withholding of Taxes. The Company shall have the right to deduct from any distribution of cash to any Optionee or Grantee an amount equal to the federal, state and local income taxes and other amounts required by law to be withheld with respect to any Option or Award. Notwithstanding anything to the contrary contained herein, if an Optionee or Grantee is entitled to receive Shares upon exercise of an Option or pursuant to an Award, the Company shall have the right to require such Optionee or Grantee, prior to the delivery of such Shares,

22

to pay to the Company the amount of any federal, state or local income taxes and other amounts which the Company is required by law to withhold. The Agreement evidencing any Incentive Stock Options granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to him or her pursuant to his or her exercise of the Incentive Stock Option within the two-year period commencing on the day after the date of grant of such Option or within the one-year period commencing on the day after the date of transfer of the Share or Shares to the Optionee pursuant to the exercise of such Option, he or she shall, within ten (10) days of such disposition, notify the Company thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

(c)
Designation of Beneficiary. Each Optionee and Grantee may, with the consent of the Committee, designate a person or persons to receive in the event of his/her death, any Option or Award or any amount payable pursuant thereto, to which he/she would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If an Optionee fails effectively to designate a beneficiary, then the beneficiary or beneficiaries named by the Optionee under the Company’s group term life insurance plan will be deemed to be the beneficiary.

19.    Effective Date. The effective date of the Plan shall be the date of its adoption by the Board, subject only to the approval by the affirmative vote of a majority of the votes cast at a meeting of shareholders at which a quorum is present to be held within twelve (12) months of such adoption. No Options or Awards shall vest hereunder unless such Shareholder approval is obtained.

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